UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

Omnicare, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

OMNICARE, INC. 900 OMNICARE CENTER 201 E. FOURTH STREET CINCINNATI, OH 45202
(Address of Principal Executive Offices, Including Zip Code)

(513) 719-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2012 Omnicare, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2012. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

In addition, a copy of the supplemental slides which will be discussed during the Company's earnings call at 9:00 a.m. Eastern Time on Thursday, October 31, 2012 is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press Release of Omnicare, Inc., dated October 31, 2012.

99.2	Supplemental slides provided in connection with the third quarter 2012 earnings call of Omnicare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Robert O. Kraft
Name: Title:	Robert O. Kraft Chief Financial Officer

Dated: October 31, 2012

INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit

99.1        Press Release of Omnicare, Inc., dated October 31, 2012
99.2        Supplemental slides provided in connection with the third quarter 2012 earnings call of Omnicare, Inc.